Capitalized Software and Content, Net - Expected Amortization (Details) - USD ($) $ in Thousands	Jun. 30, 2021	Dec. 31, 2020
Capitalized Computer Software And Content, Future Expected Amortization Expense [Abstract]
2021	$ 3,856	$ 7,033
2022	5,232	3,941
2023	2,274	1,033
2024	641	153
2025	424	153
Thereafter	564	196
Total	$ 12,991	$ 12,509